UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2008

Geeks On Call Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-143931 (Commission File Number)	20-8097265 (IRS Employer Identification No.)

814 Kempsville Road, Suite 106 Norfolk, VA	23502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 466-3448

______________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On February 21, 2008, Geeks On Call Holdings, Inc. (the “Company”) accepted subscriptions for 65 units (the “Units”), consisting of an aggregate of 650,000 shares of the Company’s common stock and five-year warrants to purchase an aggregate of 325,000 shares of the Company’s common stock at an exercise price of $1.50 per share. The shares and warrants were sold in connection with the Company’s private placement (the “Private Placement”) conducted pursuant to the terms of a Confidential Private Placement Memorandum, dated October 22, 2007, as supplemented by Supplement No. 1 dated December 21, 2007, Supplement No. 2 dated January 16, 2008 and Supplement No. 3 dated January 31, 2008 (the “Memorandum”). The Company received gross proceeds from the second closing of the Private Placement of $650,000. On February 8, 2008, the Company had sold 300 Units, consisting of an aggregate of 3,000,000 shares of the Company’s common stock and five-year warrants to purchase an aggregate of 1,500,000 shares of the Company’s common stock at an exercise price of $1.50 per share, in its initial closing of the private placement for aggregate gross proceeds of $3,000,000 pursuant to such Memorandum, as reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2008. Net proceeds received from the Private Placement are expected to be used for general corporate purposes.

The Private Placement was made solely to “accredited investors,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The securities sold in the Private Placement were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.

First Montauk Securities Corp. acted as the exclusive placement agent in the Private Placement (the “Placement Agent”). In connection with the second closing, the Company paid the Placement Agent: (i) a cash commission of $40,000 (reflecting a commission of 5% of the aggregate purchase price for $500,000 of the $650,000 of subscriptions and a commission of 10% for the remainder paid by each purchaser of Units at such closing); and (ii) five-year warrants to purchase 52,000 shares of the Company’s common stock (equal to 8% of the number of shares of the Company’s common stock on which the cash fee is payable for Units sold in such closing), at an exercise price of $1.50 per share, with mandatory registration rights covering the shares of common stock underlying the warrants. The Placement Agent shall also be entitled to receive a cash fee in the amount of 5% of the aggregate proceeds from the exercise of warrants issued to the investors in the Private Placement.

Common Stock

The holders of the Company’s common stock are entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Generally, all matters to be voted on by stockholders must be approved by a majority of the votes entitled to be cast by all shares of common stock that are present in person or represented by proxy, subject to any voting rights granted to holders of any preferred stock. Except as otherwise provided by law, and subject to any voting rights granted to holders of any preferred stock, amendments to the Company’s Certificate of Incorporation generally must be approved by a majority of the votes entitled to be cast by all outstanding shares of common stock. The Company’s Certificate of Incorporation does not provide for cumulative voting in the election of directors. Subject to any preferential rights of any outstanding series of preferred stock created by the board of directors from time to time, the holders of common stock will be entitled to such cash dividends as may be declared, if any, by the board of directors from funds available. Subject to any preferential rights of any outstanding series of preferred stock, upon the Company’s liquidation, dissolution or winding up, the holders of common stock will be entitled to receive pro rata all assets available for distribution to such holders.

For a period of 12 months from the effectiveness of a registration statement registering the shares of common stock included in the Units and the shares of common stock underlying the warrants included in the Units, the investors will have a right to participate on any future financings contemplated by the Company, subject to customary exceptions.

Description of Warrants

In the event that the Company is not in material compliance with its registration obligations set forth on Exhibit A to the Subscription Agreement entered into with the investors in the Private Placement, then the investors have a cashless exercise option upon exercising their warrants. A “cashless exercise” means that in lieu of paying the aggregate purchase price for the shares being purchased upon exercise of the warrants in cash, the holder will forfeit a number of shares underlying the warrants with a “fair market value” equal to such aggregate exercise price. The Company will not receive additional proceeds to the extent that warrants are exercised by cashless exercise.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances, including in the event of a stock dividend, or the Company’s recapitalization, reorganization, merger or consolidation. These warrants also provide the holders with full ratchet anti-dilution price protection.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, the Company may, in its discretion, upon exercise, round up to the nearest whole number the number of shares of the Company’s common stock to be issued to the warrant holder or otherwise equitably adjust the exercise and exercise price per share.

Registration Rights

The Company has agreed to file a “resale” registration statement with the SEC (the date of such filing, the “SEC Filing Date”) covering all shares of common stock included within the Units sold in the Private Placement and all shares of common stock underlying the warrants included in the Units, on or before the date which is 60 days after the final closing of the Private Placement (the “Closing Date”). The Company will maintain the effectiveness of the “resale” registration statement unless all securities have been sold or are otherwise able to be sold without volume limitation pursuant to Rule 144, at which time exempt sales may be permitted for purchasers of the Units. The Company has agreed to use its best efforts to have such “resale” registration statement declared effective by the SEC as soon as possible and, in any event, within 150 days after the Closing Date or the date of termination of the Private Placement, whichever occurs later (the “Trigger Date”).

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If the registration statement is not filed within 60 days of the Closing Date and timely declared effective by the Trigger Date, then the Company is obligated to pay to investors a fee of 1% of the subscription price per Unit being registered per month of the investors’ investment, payable in cash, up to a maximum of 9%; provided, however, that the Company shall not be obligated to pay any such liquidated damages if (x) the Company is unable to fulfill its registration obligations as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to “Rule 415”, provided the Company register at such time the maximum number of shares of common stock permissible upon consultation with the staff of the SEC or (y) all securities have been sold or are otherwise able to be sold without volume limitation pursuant to Rule 144. The Company may register other shares of its presently outstanding common stock beginning 150 days after the “resale” registration statement is declared effective, provided the Company, prior or contemporaneous with such registration, registers any shares of common stock excluded in accordance with the immediately preceding sentence.

In addition, the Company has granted piggyback registration rights to the Placement Agent with respect to the shares of common stock underlying the Placement Agent’s warrants.

Future Stock Issuances

Pursuant to the Subscription Agreement from the Private Placement, until the 12 month anniversary of the date that the SEC declared a registration statement effective that registers the resale of the common stock issued in the Private Placement and the common stock underlying the warrants issued in the Private Placement, should the Company issue or sell any shares of any class of common stock or any warrants or other convertible security pursuant to which shares of any class of the Company’s common stock may be acquired at a price less than $1.00 per share, subject to certain exemptions, the Company shall promptly issue additional shares to each investor in the Private Placement in an amount sufficient that the subscription price paid in the Private Placement, when divided by the total number of shares issued, will result in an actual price paid by each investor per share equal to such lower price.

Lock-up Agreements

Substantially all of the Company’s shares of common stock issued in exchange for shares of common stock of Geeks On Call America, Inc. in the merger transaction between the Company, Geeks On Call Acquisition Corp., and Geeks On Call America, Inc. (the “Merger”), are subject to lock-up agreements. These lock-up agreements provide that such persons may not sell or transfer any of their shares for a period of 6 months following the date the Company files a “resale” registration statement with the SEC that covers all of the common stock included within the Units sold in the Private Placement (including the shares of common stock underlying the warrants) without the consent of the Placement Agent, with the exception of contributions made to non-profit organizations qualified as charitable organizations under Section 501(c)(3) of the Internal Revenue Code or in privately negotiated sales to persons who agree, in writing, to be bound to the terms of the lock-up agreements.

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Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed January 25, 2008)

10.1	Form of Subscription Agreement and Investor Questionnaire

10.2	Form of Investor Warrant (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed February 13, 2008)

10.3	Form of Lockup Agreement (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed February 13, 2008)

10.4	Placement Agent Agreement dated October 22, 2007, between Geeks On Call America, Inc. and First Montauk Securities Corp.

10.5	Placement Agent Agreement, Amendment No. 1 dated January 18, 2008, between Geeks On Call America, Inc. and First Montauk Securities Corp.

10.6	Placement Agent Agreement, Amendment No. 2 dated January 31, 2008, between Geeks On Call America, Inc. and First Montauk Securities Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 22, 2008

GEEKS ON CALL HOLDINGS, INC.

By:	/s/ Richard T. Cole
Richard T. Cole
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed January 25, 2008)

10.1	Form of Subscription Agreement and Investor Questionnaire

10.2	Form of Investor Warrant (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed February 13, 2008)

10.3	Form of Lockup Agreement (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed February 13, 2008)

10.4	Placement Agent Agreement dated October 22, 2007, between Geeks On Call America, Inc. and First Montauk Securities Corp.

10.5	Placement Agent Agreement, Amendment No. 1 dated January 18, 2008, between Geeks On Call America, Inc. and First Montauk Securities Corp.

10.6	Placement Agent Agreement, Amendment No. 2 dated January 31, 2008, between Geeks On Call America, Inc. and First Montauk Securities Corp.